UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2013

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 3, 2013, Encore Capital Group, Inc. (the “Company”) issued a press release announcing the closing date of the proposed merger of Pinnacle Sub, Inc., a wholly owned subsidiary of the Company, with and into Asset Acceptance Capital Corp. (“AACC”), with AACC surviving the merger as a wholly owned subsidiary of the Company, and the deadline for AACC stockholders to specify the type of consideration they wish to receive in the merger. AACC stockholders who wish to make an election with respect to the consideration to be received in the proposed merger must deliver a properly completed election form to American Stock Transfer & Trust Company, LLC by 5:00 p.m. New York local time on June 7, 2013, which is the date that is four business days prior to the effective time of the merger.

For additional information concerning the foregoing, a copy of the press release dated June 3, 2013 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Encore Capital Group, Inc., dated June 3, 2013.

Additional Information and Where to Find It

In connection with the proposed transaction with AACC, the Company filed a Registration Statement on Form S-4, File No. 333-187581 (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on March 27, 2013, which contains a prospectus of the Company and a proxy statement of AACC. The Registration Statement has been declared effective by the SEC. STOCKHOLDERS OF AACC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AACC AND THE PROPOSED TRANSACTION.

A free copy of the proxy statement/prospectus, as well as other filings containing information about the Company, may be obtained at the SEC’s internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.encorecapital.com under the tab “Investors,” and then under the heading “SEC Filings.” Copies of the proxy statement/prospectus can also be obtained, free of charge, by directing a request to the investor relations department of the Company at the following address:

Encore Capital Group, Inc.

3111 Camino Del Rio North, Suite 1300

San Diego, California 92108

Attention: Investor Relations/Director Finance & Treasury

Phone: (858) 560-2600

Email: adam.sragovicz@encorecapital.com

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated April 26, 2013, for its June 5, 2013 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: June 3, 2013	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Encore Capital Group, Inc., dated June 3, 2013.